UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.


                           SCHEDULE 14A INFORMATION


         Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

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        Rule14a-6(e)(2))
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[X]     Soliciting Material Pursuant to Rule 14a-12

                              El Paso Corporation
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               (Name of Registrant as Specified in its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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EL PASO CORPORATION ANNOUNCES CHANGES TO ITS BOARD OF DIRECTORS; J. MICHAEL
TALBERT JOINS BOARD; JOHN BISSELL NAMED LEAD DIRECTOR

HOUSTON, TEXAS, MARCH 27, 2003--El Paso Corporation (NYSE:EP) today announced that its Board of Directors voted unanimously to add J. Michael Talbert, current chairman and former chief executive officer of Transocean Inc., to the board effective April 1, 2003, and appointed John Bissell as lead director. The board also appointed Joe B. Wyatt to lead the board's compensation committee, and Robert W. Goldman to head the finance committee.

Ronald L. Kuehn, Jr., El Paso's chairman and chief executive officer, said, "We are delighted to welcome Mr. Talbert to El Paso's strong board. He brings more than 30 years of experience in the oil and gas industry. We value his insight to help us continue with our significant progress on the implementation of our operational and financial plan. In addition, we are confident that Mr. Bissell's exceptional record of strong leadership and experience will be central to this company and its board as we work to focus on our core businesses, reduce expenses, strengthen the balance sheet, and enhance liquidity."

Mr. Bissell assumes the role of lead director from Ronald L. Kuehn, Jr. who was named chairman chief executive officer on March 12. Mr. Bissell will also assume leadership of the previously appointed internal CEO search committee consisting of Ronald Kuehn, Jr., Joe B. Wyatt and Juan Carlos Braniff.

Mr. Talbert was named chairman of Transocean Inc. in October 2002. He served Transocean and its predecessor companies as chief executive officer from 1994 until October 2002, and has been a member of the Board of Directors since 1994. Previously, Mr. Talbert was president and chief executive officer of Lone Star Gas Company, a natural gas distribution company and subsidiary of ENSERCH Corporation, from 1990 to 1994. He was also president of Texas Oil & Gas Company from 1987 to 1990, and served in various positions at Shell Oil Company from 1970 to 1982. Mr. Talbert is also a past chairman of the National Ocean Industries Association (NOIA) and a member of the University of Akron's College of Engineering Advancement Council. Mr. Talbert graduated from the University of Akron with a BS in Chemical Engineering and received an MBA from Loyola University.

El Paso Corporation is the leading provider of natural gas services and the largest pipeline company in North America. The company has core businesses in pipelines, production, midstream services, and power. El Paso Corporation, rich in assets and fully integrated across the natural gas value chain, is committed to developing new supplies and technologies to deliver energy. For more information, visit www.elpaso.com.

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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This letter includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release, including, without limitation, our ability to attract and retain qualified members of the Board of Directors; the successful recruitment and retention of a qualified CEO; the successful implementation of the 2003 operational and financial plan; the successful implementation of the settlement related to the Western Energy Crisis; actions by the credit rating agencies; the successful close of financing transactions; our ability to successfully exit the energy trading business; our ability to divest of certain non-core assets; changes in commodity prices for oil, natural gas, and power; general economic and weather conditions in geographic regions or markets served by El Paso Corporation and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; political and currency risks associated with international operations of the company and its affiliates; inability to realize anticipated synergies and cost savings associated with restructurings and divestitures on a timely basis; difficulty in integration of the operations of previously acquired companies; competition; and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the company, whether as a result of new information, future events, or otherwise.


ADDITIONAL IMPORTANT INFORMATION

Prior to its 2003 annual meeting, El Paso will furnish to its shareholders El Paso's definitive proxy statement relating to this meeting, together with a WHITE proxy card. Shareholders are strongly advised to read this proxy statement when it becomes available, as it will contain important information.

Shareholders will be able to obtain this proxy statement, any amendments or supplements to the proxy statement and any other documents filed by El Paso with the Securities and Exchange Commission for free at the Internet web site maintained by the Securities and Exchange Commission at www.sec.gov. Copies of the proxy statement and any amendments and supplements to the proxy statement will also be available for free at El Paso's Internet web site at www.elpaso.com or by writing to El Paso Corporation, Investor Relations, PO Box 2511, Houston, TX 77252. In addition, copies of the proxy materials may be requested by contacting our proxy solicitor, Mackenzie Partners, Inc at (800) 322-2885 toll-free or by email at proxy@mackenziepartners.com.

To the extent that individual customers, independent industry researchers, financial analysts, or El Paso commissioned research, are quoted, it is El Paso's policy to use reasonable efforts to verify the source and accuracy of the quote. El Paso has not, however, sought or obtained the consent of the quoted source to the use of such quote as proxy soliciting material. Also, El Paso may express opinions and beliefs. Except as otherwise expressly attributed to another individual or entity, these opinions and beliefs are the opinions and beliefs of El Paso.

Information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of El Paso's shareholders is contained in the Schedule 14A filed by El Paso with the Securities and Exchange Commission on February 18, 2003, as amended by a
Schedule 14A filed by El Paso on March 18, 2003.


Contacts
Communications and Government Affairs
Norma F. Dunn, Senior Vice President
Office: (713) 420-3750
Fax: (713) 420-3632

Investor Relations
Bruce L. Connery, Vice President
Office:  (713) 420-5855
Fax:  (713) 420-4417

Alternate Contacts
Joele Frank/Dan Katcher
Joele Frank, Wilkinson Brimmer Katcher
Office:  (212) 355-4449
Fax:  (212) 355-4554